Related Party Transactions	12 Months Ended
Mar. 31, 2015
Related Party Transactions

(20) Related Party Transactions

Advantest sells products to and purchases raw materials from Fujitsu Limited, its 11.5% stockholder as of March 31, 2015 and its group companies (collectively, “Fujitsu”). The terms of sales are the same as those with third parties. Advantest purchases raw materials after receiving competitive bids from several suppliers. Advantest also purchases various software products for internal use, information system related services, research and development materials and services from Fujitsu. Advantest had the following transactions with Fujitsu as of and for the years ended March 31:

	Yen (Millions)
	2013	2014	2015
Sales of products	¥1,128	802	1,600
Purchases of raw materials	3,757	2,800	2,726
Receivables	338	114	462
Payables	1,255	1,336	1,222
Purchases of software, hardware and others	66	282	68
Research and development expenses, computer rentals, maintenance and other expenses	1,634	1,551	863